UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017
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AVADEL PHARMACEUTICALS PLC
(Exact name of registrant as specified in its charter)
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Ireland (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-1341933 (I.R.S. Employer Identification No.)
Block 10-1 Blanchardstown Corporate Park, Ballycoolin Dublin 15, Ireland (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: +353 1 485 1200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08                          Shareholder Director Nominations.
Avadel Pharmaceuticals plc (the "Company") expects to hold its 2017 annual meeting of shareholders (the "2017 Annual Meeting") on or about June 28, 2017.  The Company expects that shareholders of record as of the close of business on or about May 19, 2017 will be entitled to receive notice of and vote at the 2017 Annual Meeting; and the Company expects that the Depositary will establish an ADS record date for the 2017 Annual Meeting as May 19, 2017.
The 2017 Annual Meeting will be held more than 30 days from the anniversary of the Company's 2016 annual meeting of shareholders which was held on August 10, 2016.  As a result, the deadline for any shareholder proposal or shareholder nomination under the rules of the Securities and Exchange Commission (the "SEC") listed in the Company's 2016 Proxy Statement on Schedule 14A, as filed with the SEC on July 5, 2016, is no longer applicable.  In order for a shareholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2017 Annual Meeting, the written proposal must be received on or before Monday, April 24, 2017 either at (a) Avadel Pharmaceuticals plc, Attention: Corporate Secretary, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland, or (b) Avadel Pharmaceuticals plc, 16640 Chesterfield Grove Rd, Suite 200, Chesterfield, Missouri 63005 United States, Attention: Corporate Secretary.  Notwithstanding the fact that the Advance Notice Provisions (as defined below) of the Company's Constitution would require such shareholder proposals to be submitted by Monday, April 17, 2017, the Company has extended the deadline for submission of such proposals to Monday, April 24, 2017, which the Company has determined is a reasonable time before it expects to begin to print and mail its proxy materials.
All shareholder proposals must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials, as well as with Articles 52 through 63 of our Articles of Association (the "Advance Notice Provisions") contained in our Constitution.  A copy of our Constitution was attached as Appendix 15 of Exhibit 2.1 to the Form 8-K filed by us on July 1, 2016.  You may request a copy of our Constitution by contacting our Corporate Secretary at one of the addresses set forth above, or by telephone at either 011-353-1-485-1200 (Ireland) or 1-636-449-1840 (United States).  We will not entertain any proposals or nominations at the 2017 Annual Meeting that do not meet the requirements set forth in our Articles of Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AVADEL PHARMACEUTICALS PLC
By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: April 7, 2017